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                                                                   EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS



To the Board of Directors of Altiris, Inc:





   We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.



/s/  KPMG LLP


Salt Lake City, Utah

May 2, 2002